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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   Form 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   April 6, 2000


                                PMC-Sierra, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                    0-19084                   94-2925073
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State of incorporation   Commission File Number  IRS Employer Identification No.

                              105-8555 BAXTER PLACE
                   BURNABY, BRITISH COLUMBIA, V5A 4V7, CANADA
                    (address of principal executive offices)

         Company's telephone number, including area code: (604) 415-6000


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       ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 6, 2000, Registrant acquired Extreme Packet Devices, Inc. ("Extreme"), a British Columbia (Canada) corporation and a privately held, fabless semiconductor company. Extreme, located in Kanata, Ontario, Canada, specializes in developing semiconductors for high speed IP and ATM traffic management at 10 Gigabits per second rates.

         Registrant acquired Extreme in exchange for Registrant's Common Stock shares with a value of approximately $415,000,000. The transaction will be accounted for as a pooling-of-interests.


         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

         Date:  April 12, 2000               PMC-Sierra, Inc. (Registrant)

                                             /s/ John W. Sullivan
                                             -------------------------
                                             John W. Sullivan
                                             Vice President, Finance
                                             Chief Financial Officer and Counsel